                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           _________________________



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): DECEMBER 15, 1997



                HOME IMPROVEMENT & HOME EQUITY LOAN TRUST 1997-C
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

        MINNESOTA                   33-55853           APPLIED FOR
------------------------------    ------------     ------------------
(State or other jurisdiction      (Commission         (IRS employer
      of incorporation)           file numbers)    identification no.)

1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA    55102-1639
-------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip code)

      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------

                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

       ITEM 5.  OTHER EVENTS.
                ------------

                Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on December 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
                6.05 of the Pooling and Servicing Agreement attached hereto as
                Exhibit 99.1.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

                (c)  Exhibits.

                     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.



                     Exhibit No.   Description
                     -----------   -----------

                        99.1       Monthly Report delivered to
                                   Certificateholders on December 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1997

                                    HOME IMPROVEMENT & HOME EQUITY LOAN
                                    TRUST 1997-C


                                    By  GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                    By: /s/ Phyllis A. Knight
                                        ----------------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                       PAGE
------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on December 15, 1997.